Exhibit 23(h)(iv) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K



                              INVESTMENT COMPANY EXHIBIT

                                          To

                      The AGREEMENT FOR ADMINISTRATIVE SERVICES

                                        among

                   FEDERATED SERVICES COMPANY, THE HUNTINGTON FUNDS

                               AND HUNTINGTON VA FUNDS

The Huntington Funds
                     List of Portfolios

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                  Huntington Dividend Capture Fund
                     Investment A Shares
                     Investment B Shares
                     Trust Shares
                  Huntington Fixed Income Securities Fund
                     Investment A Shares
                     Investment B Shares
                     Trust Shares
                  Huntington Florida Tax-Free Money Fund
                     Investment A Shares
                     Trust Shares
                  Huntington Growth Fund
                     Investment A Shares
                     Investment B Shares
                     Trust Shares
                  Huntington Income Equity Fund
                     Investment A Shares
                     Investment B Shares
                     Trust Shares
                  Huntington Intermediate Government Income Fund
                     Investment A Shares
                     Investment B Shares
                     Trust Shares
                  Huntington International Equity Fund
                     Investment A Shares
                     Investment B Shares
                     Trust Shares
                  Huntington Michigan Tax-Free Fund
                     Investment A Shares
                     Investment B Shares
                     Trust Shares
                  Huntington Mid Corp America Fund
                     Investment A Shares
                     Investment B Shares
                     Trust Shares
                  Huntington Money Market Fund
                     Investment A Shares
                     Investment B Shares
                     Trust Shares
                     Interfund Shares
                  Huntington Mortgage Securities Fund
                     Investment A Shares
                     Investment B Shares
                     Trust Shares
                  Huntington New Economy Fund
                     Investment A Shares
                     Investment B Shares
                     Trust Shares
                  Huntington Ohio Municipal Money Market Fund
                     Investment A Shares
                     Trust Shares
                  Huntington Ohio Tax-Free Fund
                     Investment A Shares
                     Investment B Shares
                     Trust Shares
                  Huntington Rotating Index Fund
                  (to be renamed Huntington Rotating Markets Fund - 4/30/2003)
                     Investment A Shares
                     Trust Shares
                  Huntington Short/Intermediate Fixed Income Securities Fund
                     Investment A Shares
                     Investment B Shares
                     Trust Shares
                  Huntington U.S. Treasury Money Market Fund
                     Investment A Shares
                     Trust Shares
                  Huntington Situs Small Cap Fund
                     Investment A Shares
                     Investment B Shares
                     Trust Shares